Exhibit 10.1

GREAT-WEST LIFECO INC.

STOCK OPTION PLAN

1.                                      Purpose of the Plan

The purpose of the Plan is to provide, on a selective basis, certain officers, employees and key associates of the Corporation and/or its Affiliates with an opportunity to purchase Common Shares and to benefit from the appreciation thereof.  This will provide an increased incentive for these persons to contribute to the future success and prosperity of the Corporation, thus enhancing the value of the Common Shares for the benefit of all the shareholders and increasing the ability of the Corporation and its Affiliates to attract and retain individuals of exceptional skill.

2.                                      Defined Terms

Where used herein, the following terms shall have the following meanings, respectively:

2.1                               “Affiliate” means any corporation that is an affiliate of the Corporation within the meaning of applicable securities legislation.

2.2                               “Board” means the board of directors of the Corporation.

2.3                               “Common Shares” means the common shares of the Corporation or, in the event of an adjustment contemplated by Article 8 hereof, such other common shares to which a Participant may be entitled upon the exercise of an Option as a result of such adjustment.

2.4                               “Compensation Committee” means the Compensation Committee of the Board.

2.5                               “Corporation” means Great-West Lifeco Inc. and includes any successor corporation thereto.

2.6                               “Exchange” means The Toronto Stock Exchange or, if the Common Shares are not then listed and posted for trading on The Toronto Stock Exchange, such stock exchange or exchanges in Canada on which such shares are listed and posted for trading as may be selected for such purpose by the Board.

2.7                               “Market Price per Common Share” at any date means the weighted average trading price per Common Share on the Exchange for the five trading days preceding the date of the grant.  If no trades are reported on any one or more of such five trading days, the trades occurring on the last five trading days on which trades occurred will be used in the computation.

2.8                               “Option(s)” means an option to purchase Common Shares granted by the Corporation to Participants, subject to the provisions contained herein.

2.9                               “Option Price” means the price per share at which Common Shares may be purchased under an Option, as the same may be adjusted in accordance with Articles 4 and 8 hereof.

2.10                        “Participants” means those officers, employees and key associates of the Corporation and/or its Affiliates to whom Options have been granted, provided that such Options or a portion thereof have not been exercised and have not terminated.

2.11                        “Plan” means the Stock Option Plan of the Corporation, as the same may be amended or varied from time to time.

3.                                      Administration of the Plan

3.1                               The Plan shall be administered by the Compensation Committee.  The Corporation shall effect the grant of Options under the Plan in accordance with determinations made by the Compensation Committee pursuant to the provisions of the Plan as to:

(a)                                 the officers, employees and key associates of the Corporation and its Affiliates to whom Options will be granted;

(b)                                 the number of Common Shares which shall be the subject of such Options; and

(c)                                  the terms of such Options;

by the execution and delivery of a stock option agreement in writing in a form approved by the Compensation Committee.

3.2                               The Board or Compensation Committee may, from time to time, adopt such rules and regulations for administering the Plan as it may deem proper and in the best interests of the Corporation and the Board may, subject to applicable law, delegate its powers hereunder to administer the Plan to a committee of the Board.

4.                                      Granting of Options

4.1                               The Compensation Committee may from time to time grant Options to officers, employees and key associates of the Corporation and/or of its Affiliates.  The grant of Options will be subject to the terms and conditions contained herein and may be subject to additional terms and conditions determined by the Compensation Committee from time to time including, without limiting the generality of the foregoing, a condition requiring that a Participant also be a participant in a specified stock purchase plan of the Corporation and/or its Affiliates.

4.2                               Subject to adjustment pursuant to paragraph 8, the aggregate number of Common Shares reserved for issuance under the Plan shall not exceed 52,600,000 Common Shares.  The aggregate number of Common Shares reserved for issuance to any one person under the Plan shall not exceed five percent of the outstanding Common Shares.  The Common Shares in respect of which Options are not exercised shall be available for subsequent options.  No fractional shares may be purchased or issued hereunder.  The aforementioned limits of Common Shares reserved for issuance may be formulated on a diluted basis with the consent of the Exchange.

The number of Common Shares issuable to insiders at any time under (a) Options issued and outstanding pursuant to this Plan, and (b) any other security based compensation arrangements of the Corporation, shall not exceed in the aggregate ten percent of the Corporation’s total issued and outstanding Common Shares.  The number of Common Shares issued to insiders within any one year period under (a) Options issued and outstanding pursuant to this Plan, and (b) any other security based compensation arrangements of the Corporation, shall not exceed in the aggregate ten percent of the Corporation’s total issued and outstanding Common Shares. For the purposes of this Plan, the terms “insider” and “security based compensation arrangements” have the meanings ascribed to them for the purposes of the Exchange’s rules relating to security based compensation arrangements.

4.3                               The Option Price shall be fixed by the Compensation Committee but under no circumstances shall any Option Price at the time of the grant be lower than the Market Price per Common Share.

4.4                               At the discretion of the Compensation Committee, the Option Price may increase, throughout the period or for any part of the period that the Option or a portion thereof remains unexercised, by an amount per annum fixed by the Compensation Committee at the time the Option is granted.

5.                                      Option Period

5.1                               Each Option shall be exercisable during a period (the “Option Period”) established by the Compensation Committee which shall commence not earlier than the date of the granting of the Option and shall in no event terminate later than the earlier of ten years after such date or:

(a)                                 in the event of the death of the Participant either before or after retirement, the Option Period for the Options outstanding to such Participant at the date of death shall terminate 24 months after the date of death;

(b)                                 if a Participant’s employment terminates or has terminated because of retirement at or subsequent to normal retirement age, or because of retirement prior to normal retirement age with the approval of the President and Chief Executive Officer of the Corporation or of an Affiliate, as the case may be, the Option Period for Options then outstanding to such Participant shall terminate at the earlier of:

(i)                                     the date of termination specified in the terms of such Option, and

(ii)                                  the date which is five years after the date upon which such Participant retired;

(c)                                  if a Participant’s employment terminates by reason of his dismissal for fraud or willful fault or neglect, the Option Period for Options then outstanding to such Participant shall terminate on the date of such dismissal;

(d)                                 in the case of a Participant with less than one year’s service at the date of the granting of the Option, the Option Period shall commence, unless the Compensation Committee otherwise determines, not earlier than the first anniversary of the date of commencement of his employment, and if such Participant’s employment terminates for any cause other than death or disability prior to such first anniversary, the Option Period shall terminate on the date of such termination of employment; and

(e)                                  if a Participant’s employment terminates for any cause other than the reasons set forth in paragraphs (a), (b), (c) or (d) herein, the Option Period for Options then outstanding to such Participant shall terminate:

(i)                                     on the earlier of the date of termination specified in the terms of such Option or 12 months after the date of termination of employment, or

(ii)                                  such later date as the Compensation Committee may fix (but not later than the date of termination specified in the terms of such Option).

5.2                               All rights under an Option unexercised at the termination of the Option Period shall be forfeited, and all rights under an Option for which the Option Period has not commenced prior to the date of termination of employment shall, unless otherwise determined by the Compensation Committee, be forfeited.  Where used in this Clause 5, the word “month” means a period of 30 consecutive days.

5.3                               Notwithstanding Sections 5.1 and 5.2, if an Option would otherwise expire during a blackout period applicable to a Participant (a period during which the relevant Participant is prohibited from purchasing and selling the Corporation’s securities due to restrictions imposed by the Corporation in accordance with its trading policies affecting trades by employees in securities of the Corporation), or within ten business days after the expiry of such a blackout period, then the expiry date for that Option shall be extended to the tenth business day following the end of the blackout period.

6.                                      Exercise of Options

Subject to the provisions of the Plan and the terms of the granting of the Option, an Option or a portion thereof may be exercised from time to time by delivery to the Corporation at its registered office of a notice in writing in form and content satisfactory to the Corporation signed by the Participant or by the Participant’s legal personal representative.  The notice shall state the intention of the Participant or the Participant’s legal personal representative to exercise the said Option or portion thereof and shall be accompanied by payment of the Option Price for the Common Shares which are the subject of the exercise, in a manner satisfactory to the Corporation.

7.                                      Non-Assignable

No Option or any interest therein shall be transferable or assignable by a Participant otherwise than by will or pursuant to the laws of succession.

8.                                      Adjustments in Shares

Appropriate adjustments in the number of Common Shares subject to the Plan and, as regards Options granted or to be granted, in the number of Common Shares optioned and in the Option Price, shall be deemed to be made to give effect to adjustments in the number of Common Shares resulting from subdivisions, consolidations or reclassifications of the Common Shares, the payment of stock dividends by the Corporation (other than dividends in the ordinary course) or other relevant changes in the authorized or issued capital of the Corporation, which changes occur subsequent to the approval of the Plan by the Board and the Corporation shall take all necessary action so as to give effect to such changes.

9.                                      Decisions of the Compensation Committee

Except for the contractual provisions of any stock option agreements, all decisions and interpretations of the Compensation Committee respecting the Plan or Options granted hereunder shall be conclusive and binding on the Corporation and the Participants and their respective legal personal representatives and on all officers, employees and key associates of the Corporation and/or its Affiliates eligible under the provisions of the Plan to participate therein.

10.                               Amendment or Discontinuance of Plan

The Board may at any time and from time to time amend, suspend, cancel or terminate the Plan or an Option granted hereunder, in whole or in part, provided however that:

10.1                        the Board may not, without the approval by a majority of the votes cast by the holders of Common Shares and First Preferred Shares present and voting in person or by proxy at a meeting of shareholders of the Corporation, amend the Plan or an Option granted hereunder so as to:

(a)              increase the number of Common Shares that can be issued under the Plan;

(b)                                 reduce the exercise price of an outstanding Option (including a cancellation and re-grant of an Option constituting a reduction in the exercise price of the Option);

(c)               extend the expiry date of any outstanding Option;

(d)                                 permit the grant of an Option with an expiry date of more than 10 years from the grant date;

(e)                                  expand the authority of the Corporation to permit assignability of options other than as provided by Section 7;

(f)                                   add non-employee Directors to the category of participants eligible to participate in the Plan;

(g)                                  amend the Plan to provide for other types of compensation through equity issuance;

(h)                                 increase or delete the percentage limit of Common Shares reserved for issuance to any one person pursuant to Section 4.2; or

(i)                                     increase or delete the percentage limit on Common Shares issuable or issued to insiders pursuant to Section 4.2;

unless the amendment results from the application of the anti-dilution, reorganization or other provisions set forth in Section 8 of the Plan; and

10.2                        no such amendment, suspension, cancellation or termination may, without the consent of the Participant to whom the Options have been previously granted, adversely affect the rights of such Participant.

For greater certainty, the Board may, subject to clause 10.2, amend any term or condition of the Plan or any Option granted hereunder other than the items specified in clause 10.1 without approval of the holders of the Common Shares as set out in clause 10.1.

11.                               Government Regulation

The Corporation’s obligation to issue and deliver Common Shares under any Option is subject to:

(a)                                 the satisfaction of all requirements under applicable securities laws in respect thereof and the obtaining of all regulatory approvals as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(b)                                 the admission of the Common Shares to listing on the Exchange; and

(c)                                  the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In this connection, the Corporation shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities laws and for the listing of such Common Shares on the Exchange.

12.                               Participants’ Rights

A Participant shall not have rights as a shareholder of the Corporation until a certificate for Common Shares has been issued to such Participant upon the exercise of an Option or a portion thereof, and then only with respect to the Common Shares represented by such certificate or certificates and for so long as the Participant holds said Common Shares.

No employee, officer, or Participant is entitled to be granted Options, or additional Options, under the Plan.  Neither any period of notice of termination of employment, payment in lieu thereof, nor combination thereof, shall extend the period of employment for the purposes of the Plan.  Neither the Plan, nor any action taken hereunder, shall interfere with the right of the employer of a Participant to terminate a Participant’s employment at any time.

13.                               Withholdings

The Corporation or its agents may withhold from any amount payable to a Participant (whether from the proceeds of the sale of Common Shares following the exercise of an Option or otherwise) such amount as may be necessary to enable the Corporation to comply with the applicable requirements of any federal or provincial tax law or authority relating to the withholding of tax or other amounts with respect to options.  The Corporation may also satisfy its liability for any such withholding obligations, on such terms and conditions as the Corporation may determine, by (a) selling on behalf of any Participant, or causing any Participant to sell, any Common Shares, or (b) requiring that a Participant, as a condition of the exercise of an Option, make such arrangements as the Corporation may require to ensure that the Corporation can satisfy such withholding obligations (including, without limitation, requiring the Participant to remit to the Corporation in advance of the exercise of an Option the amount of any such withholding obligations).

14.                               Laws

The Plan in all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Manitoba and those of Canada insofar as the latter may be applicable.

Furthermore, no Option may be exercised nor will the Corporation have any obligation to issue Common Shares pursuant thereto if such exercise or issue would be contrary to or violate any applicable law or any applicable regulation of a duly constituted authority.

November 10, 2010